TURNER FUNDS

TURNER ALL CAP GROWTH FUND

Investor Class

Supplement dated May 21, 2013

to the Prospectus dated January 31, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The disclosure under the heading “Example” on page 20 of the Prospectus is deleted in its entirety and replaced by the following:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses will remain the same and that you reinvest all dividends and distributions.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Turner All Cap Growth Fund — Investor Shares	$126	$442	$781	$1,738

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

(TUR-FS-06-01)